SUPPLEMENT DATED NOVEMBER 21, 2025
TO THE SUMMARY PROSPECTUS and PROSPECTUS DATED MAY 1, 2025
OF VANECK VIP TRUST

VANECK VIP GLOBAL GOLD FUND
Class S

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus for VanEck VIP Trust (the “Trust”) regarding VanEck VIP Global Gold Fund (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or visiting the VanEck website at www.vaneck.com.

Effective January 1, 2026, the MarketVector Global Gold Miners Index will replace the NYSE Arca Gold Miners Index as the Fund’s primary performance benchmark.

Please retain this supplement for future reference.